SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):             April 22, 1997



                               GORAN CAPITAL INC.

             (Exact name of registrant as specified in its charter)



               Canada                    000-24366            Not Applicable
(State or other jurisdiction of        (Commission         (I.R.S. Employer
Incorporation or organization)         File Number)        Identification No.)




181 University Avenue, Suite 1101 - Box 11, Toronto, Ontario, Canada     M5H 3M7
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:      (416) 594-1155 (Canada)
                                                         (317) 259-6300    (USA)

(Former name or former address, if changed since last report)     Not Applicable

ITEM 5.   OTHER EVENTS

  UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF GORAN CAPITAL, INC.

     The following unaudited pro forma consolidated statements of operations of the Registrant for the year ended December 31, 1996 and the year ended December 31, 1995 present results for the Registrant as if the acquisition of Superior Insurance Company and the initial public offering of Symons International Group, Inc. had occurred as of January 1, 1996 and January 1, 1995, respectively. The pro forma adjustments are based on available information and certain assumptions that the Registrant currently believes are reasonable in the circumstances. The unaudited pro forma consolidated financial statements have been derived from and should be read in conjunction with (i) the historical Consolidated Financial Statements and Notes of the Registrant for the year ended December 31, 1995 and as of and for the unaudited three months ended March 31, 1996 and (ii) the historical Consolidated Financial Statements and Notes of Superior for the years ended December 31, 1996 and 1995. The pro forma adjustments and pro forma consolidated amounts are provided for informational purposes only.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have occurred had the transactions described above been consummated on the dates assumed; nor is the pro forma information intended to be indicative of the Company's future results of operations or financial position.

                               Goran Capital Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1996

GORAN CAPITAL INC .            GORAN            SUPERIOR          ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT
OF OPERATIONS                  GORAN CAP.       INCLUDE           MINORITY INT.    CONSOL. ELM       MINORITY         EXCLUDE
FOR THE PERIOD ENDED           CONSOLID.        SUPERIOR          IN EARN. OF      OF SUPERIOR       INT. IN PGIC     FLORIDA &
DECEMBER 31, 1996              GAAP-FINAL       APRIL 30/96       SUPERIOR         DEBTMIN. INT.     AUTO ONLY        OTHER BUS.
--------------------           ----------       -----------       --------         -------------     ---------        ----------
Gross premiums written        $ 307,634,000   $  43,993,000            $---             $---             $---    $           0
                                ===========      ==========      ==========         ========         ========          =======
Net premiums written            220,432,000      43,618,000                                                                  0
                                ===========      ==========      ==========         ========         ========          =======

Net premiums earned             214,346,000      39,387,000               0                                                  0
Net investment income            16,406,000       4,698,000               0                                                  0
Net realized investment
     gains/(losses)                       0               0               0                0
Other income/(expenses)                   0               0               0                           280,000                0
                                -----------       ---------      ----------         --------         --------          -------
         Total revenue          230,752,000      44,085,000               0                0          280,000                0

Claims incurred                 151,384,000      26,715,000               0                0
Other underwriting expenses               0               0               0                0                0                0
Operating expenses                        0               0               0          200,813                0                0
General & admin. expenses        50,352,000      11,445,000               0         (174,000)               0                0
Interest expense                  4,961,000                               0        1,330,000                0                0
                                -----------       ---------      ----------         --------         --------          -------
         Total expenses         206,697,000      38,160,000               0        1,356,813                0                0
                                -----------       ---------      ----------         --------         --------          -------
Income before taxes & minority   24,055,000       5,925,000               0       (1,356,813)         280,000                0
interest

Provision for income taxes
    Current                       8,054,000       1,952,000               0         (462,673)          95,480                0
    Deferred                         73,000               0               0                0                0                0
                                -----------       ---------      ----------         --------         --------          -------
Provision for income taxes        8,127,000       1,952,000               0         (462,673)          95,480                0
                                -----------       ---------      ----------         --------         --------          -------
Income before minority interest  15,928,000       3,973,000               0         (894,140)         184,520                0

Minority interest                (2,801,000)              0      (1,907,040)         429,187         (313,432)
                                -----------       ---------      ----------         --------         --------          -------
Discontinued operations          13,127,000       3,973,000      (1,907,040)        (464,953)        (128,912)               0

                                 ----------       ---------      ----------         --------         --------                -
Net income for the period        13,127,000       3,973,000      (1,907,040)        (484,953)        (128,912)               0
                                 ==========       =========      ==========         ========         ========          =======

                                                  ADJUST. TOTAL          PRE-OFFERING      OFFERING            POST-OFFERING
-----------------------------------------------------------------------------------------------------------------------------
                                UNION FED.        ADJUSTMENTS            GORAN CAPITAL     SIG INC.            GORAN CAPITAL
                                AND IGF SPIN      TOTAL                  PRO-FORMA         PUBLIC              PRO-FORMA
                                DEBT                                     PRE-OFFERING      OFFERING            POST-OFFERING
                                ----------        -----------            -------------     --------            -------------
Gross premiums written               $---         $           0         $ 351,627,000             $---         $ 351,627,000
                                 ========            ==========            ==========          =======            ==========

Net premiums written                                          0           264,050,000                            264,050,000
                                 ========            ==========            ==========          =======            ==========
Net premiums earned                                           0           253,733,000                            253,733,000
Net investment income                                         0            21,104,000                             21,104,000
Net realized investment
     gains/(losses)                                                                 0                                      0
Other income/(expenses)                                 280,000               280,000         (280,000)                    0
                                 --------            ----------            ----------          -------            ----------
         Total revenue                                  280,000           275,117,000         (280,000)          274,837,000

Claims incurred                                                           178,099,000                            178,099,000
Other underwriting expenses                                                         0
Operating expenses                      0               200,813               200,813                0               200,813
General & admin. expenses               0              (174,000)           61,623,000                0            61,623,000
Interest expense                  324,583             1,654,583             6,615,583         (852,031)            5,763,552
                                 --------            ----------            ----------          -------            ----------
         Total expenses           324,583             1,681,397           246,538,397         (852,031)          245,686,365
                                 --------            ----------            ----------          -------            ----------
Income before taxes & minority   (324,583)           (1,401,397            28,578,603          572,031            29,150,635
interest

Provision for income taxes
    Current                      (110,683)             (477,876)            9,528,124          195,063             9,723,186
    Deferred                                                  0                73,000                                 73,000
                                 --------            ----------            ----------          -------            ----------
Provision for income taxes       (110,683)             (477,876)            9,601,124          195,063             9,796,186
                                 --------            ----------            ----------          -------            ----------

Income before minority interest  (213,900)             (923,520)           18,977,480          378,969            19,354,448

Minority interest                                    (1,791,284)           (4,592,284)        (180,945)           (4,773,229)
                                 --------            ----------            ----------          -------            ----------

Discontinued operations          (213,900)           (2,714,805)           14,385,195          196,024            14,581,219
                                 --------            ----------            ----------          -------            ----------
                                                              0                     0                0                     0
Net income for the period        (213,900)           (2,714,805)           14,385,195          196,024            14,581,219
                                 ========            ==========            ==========          =======            ==========


                               Goran Capital Inc.
            Unaudited Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1995


GORAN CAPITAL INC .            GORAN            SUPERIOR          ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT
OF OPERATIONS                  GORAN CAP.                         MINORITY INT.    CONSOL. ELM       MINORITY         EXCLUDE
FOR THE PERIOD ENDED           CONSOLID.        INCLUDE           IN EARN. OF      OF SUPERIOR       INT. IN PGIC     FLORIDA &
DECEMBER 31, 1995              GAAP-FINAL       SUPERIOR          SUPERIOR         DEBTMIN. INT.     AUTO ONLY        OTHER BUS.
--------------------           ----------       -----------       --------         -------------     ---------        ----------
Gross premiums written        $ 151,717,000   $  94,756,000            $---             $---             $---    $           0
                                ===========      ==========      ==========         ========         ========          =======
Net premiums written             86,360,000      94,070,000                                                                  0
                                ===========      ==========      ==========         ========         ========          =======

Net premiums earned              76,102,000      97,614,000               0                                                  0
Net Investment and
     other income                 5,872,000      13,218,000               0                           280,000                0
Net realized invest
     gains/(losses)                       0               0               0                0
Other income/(expenses)                   0               0                                                                  0
                                -----------       ---------      ----------         --------         --------          -------
         Total revenue           81,974,000     110,832,000               0                0          280,000                0

Losses & loss adj. exp.          54,193,000      72,343,000               0                0

Policy acq'n & general &
   admin. expenses               16,352,000      32,705,000               0          602,000                0                0
Other expenses                            0               0               0         (521,000)
Interest expense                  1,761,000                               0        3,989,000                0                0
                                -----------       ---------      ----------        ---------         --------          -------
         Total expenses          72,306,000     105,048,000               0        4,070,000                0                0
                                -----------       ---------      ----------        ---------         --------          -------
Income before taxes & minority    9,668,000       5,784,000               0       (4,070,000)         280,000                0
interest

Provision for income taxes
Current                           2,352,000         925,000               0       (1,347,170)          92,680                0
Deferred                            145,000         724,000               0
                                -----------       ---------      ----------         --------         --------          -------
Provision for income taxes        2,497,000       1,649,000               0       (1,347,170)          92,680                0
                                -----------       ---------      ----------         --------         --------          -------
Income before minority interest   7,171,000       4,135,000               0       (2,722,830)         187,320                0

Minority interest                         0               0      (1,984,800)       1,306,958          545,841
                                -----------       ---------      ----------         --------         --------          -------
Net income for the period         7,171,000       4,135,000      (1,984,800)      (1,415,872)         793,161                0
                                 ==========       =========      ==========         ========         ========          =======

                                                  ADJUST. TOTAL          PRE-OFFERING      OFFERING            POST-OFFERING
-----------------------------------------------------------------------------------------------------------------------------
                                UNION FED.        ADJUSTMENTS            GORAN CAPITAL     SIG INC.            GORAN CAPITAL
                                AND IGF SPIN      TOTAL                  PRO-FORMA         PUBLIC              PRO-FORMA
                                DEBT                                     PRE-OFFERING      OFFERING            POST-OFFERING
                                ----------        -----------            -------------     --------            -------------
Gross premiums written               $---         $           0         $ 246,473,000             $---         $ 246,473,000
                                 ========            ==========            ==========          =======            ==========

Net premiums written                                          0           180,430,000                            180,430,000
                                 ========            ==========            ==========          =======            ==========
Net premiums earned                                           0           173,716,000                            173,716,000
Net Investment and
     other income                                       280,000            19,370,000         (280,000)           19,090,000
Net realized invest
     gains/(losses)                                           0
Other income/(expenses)                                       0                     0                0                     0
                                 --------            ----------            ----------          -------            ----------
         Total revenue                                  280,000           193,086,000         (280,000)          192,806,000

Loses & loss adj. exp.                                        0           126,536,000                            126,536,000

Policy acq'n & general
     & admin. expenses                  0               602,000            49,659,000                             49,659,000
Other expenses                                         (521,000)             (521,000)                              (521,000)
Interest expense                  974,000             4,963,000             6,724,000         (974,000)            5,750,000
                                 --------            ----------            ----------          -------            ----------
         Total expenses           974,000             5,044,000           182,398,000         (974,000)          181,424,000
                                 --------            ----------            ----------          -------            ----------
Income before taxes & minority   (974,000)           (4,764,000)           10,688,000          694,000            11,382,000
interest

Provision for income taxes
    Current                      (322,394)           (1,576,884)            1,709,116          229,714             1,929,830
    Deferred                                                                  869,000                                869,000
                                 --------            ----------            ----------          -------            ----------
Provision for income taxes       (322,394)           (1,576,884)            2,569,116          229,714             2,798,830
                                 --------            ----------            ----------          -------            ----------

Income before minority interest  (651,606)           (3,187,116)            8,118,884          464,286             8,583,170

Minority interest                       0              (132,001)             (132,001)        (222,857)             (354,858)
                                 --------            ----------            ----------          -------            ----------

Net income for the period        (651,606)           (3,319,117)            7,986,883          241,429             8,228,312
                                 ========            ==========            ==========          =======            ==========


GORAN CAPITAL INC.
Explanation of Superior Acquisition and SIG Inc. IPO adjustments
Pro-Forma - December 31, 1995 and 1996
                                    December 31                December 31
                                        1995                      1996
COLUMN

1. Per - Goran Capital Inc.: Audited Financial Statements for the years ended December 31, 1995 and 1996 (stated in US$)



2. Per-Superior Insurance Company: Unaudited Financial Statements for the period from January 1, 1996 to April 30, 1996 and Audited Financial Statements for the year ended December 31, 1995.



3.   Record Minority  Interest in Earnings of Superior - P/L only
     ------------------------------------------------------------
                                   Jan 1/95 - Dec 31/95    Jan 1/96 - Apr 30/96

Net income                             4,135,000                3,973,000
Minority Interest %                           48%                      48%
                                       ----------------------------------
Minority Interest                      1,984,800                1,907,040
                                       ==================================

4.   Record Acquisition of Superior & Elimination for Consolidation purposes
     -----------------------------------------------------------------------

Capital Stock - Common                           3,000,000
Contributed Surplus                             37,025,000
Unrealized Gain on Equities                        577,000
Retained Earnings                               12,618,000
                                               -----------
Superior Book Value 12/31/95                    53,220,000
                                               ===========
Superior Book Value 12/31/95                    53,220,000
Book Value Increment %                                   5%
                                               -----------
Purchase Price                                  55,881,000
Transaction costs                                  140,000
Additional Consideration                           360,000
                                               -----------
Total Purchase Price                            56,381,000

Less: Book Value (above)                       (53,220,000)
                                               -----------
Goodwill on Acquisition                          3,161,000
                                               ===========
Purchase Price (above)                          56,381,000
Transaction Costs - Organization costs - GGS     1,220,000
Transaction Costs - Debt                         1,392,000
                                               -----------
Total Acquisition Cost                          58,993,000
                                               ===========
Total Acquisition Costs                         58,993,000

Less: Goldman Funding - Min. Int               (21,200,000)
                                               -----------
Bank Financing Required                         37,793,000
                                               ===========
Actual Bank Financing                           48,000,000       48,000,000
                                               ----------------------------
Interest expense at  Annual Rate of 8.31%        3,988,800        1,330,000
  LIBOR swap rate (to 11/15/96)          5.56%
  LIBOR spread                           2.75%
  Total estimated effective rate         8.31%

                                     Jan 1/95 - Dec 31/95   Jan 1/96 - Apr 30/96
Transaction Costs - Debt    1,392,000
                            ---------
Amortized over 6 years                     232,000                 77,333

Transaction Costs -
     Organizational costs   1,220,000
                            ---------
Amortization over 5 years                  244,000                 81,333

Goodwill                    3,161,000
                            ---------
Amortization over 26 years                 126,200                 42,147

Elimination of Management
     Fees to Fortis - per BKD             (521,000)              (174,000)
                                         --------------------------------
                                         4,070,000              1,356,813
Income Taxes @ 1995 -
     33.1% & 1996 - 34.1%               (1,347,170)              (462,673)
                                         --------------------------------
Loss before Minority Interest            2,722,830                894,140

Minority Interest @ 48%                 (1,306,956)              (429,187)
                                         --------------------------------
Net Loss                                 1,415,872                464,953
                                         ================================

5.   Record Minority Interest in Pafco General Insurance Company - Auto Business Only
     --------------------------------------------------------------------------------
Operating Income/(Loss)                             (1,989,000)       709,792
   effective SIG Inc tax rate                             35.2%          34.0%
Less Taxes                                             700,128       (241,329)
                                                    -------------------------
After Tax Loss                                      (1,288,872)       466,463
Minority Interest %                                         48%            48%
                                                    -------------------------
Minority Interest                                     (635,754)       224,862     (a)

No investment income to be recorded
by PGIC on funds borrowed from Union Federal

Record investment income on IGF spin-off Debt
---------------------------------------------
Funds Provided                                       3,500,000      3,500,000
Investment return                                         8.00%          8.00%
                                                    -------------------------
Investment income                                      280,000        280,000

Income Taxes at 1995 - 33.1% & 1996 - 34.1%            (92,650)       (95,480)
                                                    -------------------------
After Tax Income                                       187,320        184,520
Minority Interest at 48%                               (89,914)       (88,570)    (b)
                                                    -------------------------
Net Income                                              97,406         95,950     (c)
                                                    =========================
Minority Interest Adjustments                          545,841       (313,432)    (a) + (b)
                                                    -------------------------
Total Net Income                                       733,161       (128,912)    (a) + (c)
                                                    =========================


6.       Exclusion of Florida and Other Business from Pafco General
         ----------------------------------------------------------

Florida net pre tax income                                               0               0
                                                                 -------------------------
Other net pre tax loss                                                   0               0
                                                                 -------------------------
     Net effect of Non auto - pre tax                                    0               0
     effective SIG Inc tax rate                                       35.2%           34.0%
                                                                 -------------------------
Income tax                                                               0               0
                                                                 -------------------------
Net income effect                                                        0               0
                                                                 -------------------------
Cession of Florida/Other Business to Granite Re
Cession of Outstanding Claims - 12/31/95                                 0
Cession of Unearned Premiums - 12/31/95                                  0



7    Record Union Federal Debt
     -------------------------
Principal Amount Borrowed                                        7,500,000       7,500,000
Interest Rate                                                         9.25%           9.25%
Interest Expense for Year                                          694,000         231,333

Record IGF Spin-Out Debt
-------------------------
Principal Amount Borrowed                                        3,500,000       3,500,000
Interest Rate                                                         8.00%           8.00%
Interest Expense for Year                                          280,000          93,250

Income Taxes at 1995 - 33.1% & 1996 - 34.1%                       (322,394)       (110,683)
                                                                 -------------------------
Net Loss for Year`                                                 651,606         213,901
                                                                 =========================

8    Adjustment Column Total
     -----------------------
     Sum of Column 2-7 Adjustment totals

9    Column 1 + 2 + 8 - Stated in US$

10   SIG Inc. Public Offering
     ------------------------
Gross Public Issue                                              43,125,000
Less: Issue Costs                                               (5,156,000)
                                                                ----------
Net Proceeds to Company                                         37,969,000
                                                                ==========

Use of Proceeds
---------------
Repayment of Euro Debentures                                    11,085,000
Repay Union Federal Debt                                         7,500,000
Retained in SIG Inc. For acquisitions/expenses/capital          19,384,000
                                                                ----------
                                                                37,969,000
                                                                ==========
Elimination of Union Federal Interest
-------------------------------------
Principal Amount Borrowed                                        7,500,000       7,500,000
Interest Rate                                                         9.25%           9.25%
Interest reduction for Year                                        694,000         607,031

Elimination of IGF Spin-Out Debt Interest
-----------------------------------------
Principal Amount Borrowed                                        3,500,000       3,500,000
Interest Rate                                                         8.00%           8.00%
Interest Expense for Year/Quarter                                  280,000         245,000

Income Taxes at 1995 - 33.1% & 1996 - 34.1%                       (322,394)        290,543)
                                                                 -------------------------
                                                                   651,606         561,489
                                                                 -------------------------
Net Income for Year

Elimination of Pafco General Interest Income on IGF Spin-Out
------------------------------------------------------------
Principal Amount                                                (3,500,000)     (3,500,000)
Interest Rate                                                         8.00%           8.00%
Interest income reduction for Year                                (280,000)       (280,000)

Income Taxes at 1995 - 33.1% & 1996 - 34.1%                         92,680          95,480
                                                                 -------------------------
Net Income for Year                                               (187,320)       (184,520)
                                                                 =========================
Total Expense Reduction                                            694,000         572,031
Total Taxes                                                       (229,714)       (195,063)
                                                                 -------------------------
Total Income for year                                              464,286         376,969
                                                                 =========================
Minority interest at 48%                                           222,857         180,945
                                                                 -------------------------
Net Income for year                                                241,429         196,024

11   Column 9 + 10

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GORAN CAPITAL INC.
                               (Registrant)



April 22, 1997                   By:    /s/ Alan G. Symons
                                        ---------------------------------------
                                        Alan G. Symons
                                        President and Chief Executive Officer